                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)       July 15, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 94
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

     The Registrant's hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W, and Floating Rate Asset Backed Certificates Series 1999-X.
       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 94

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28J. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W.

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X.

                                    3 of 94

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: July 15, 1999        By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary

                                    4 of 94

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U, Floating Rate Asset Backed Certificates Series 1998-V, Floating Rate Asset Backed Certificates Series 1999-W and Floating Rate Asset Backed Certificates Series 1999-X

                                    5 of 94

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

  28O.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-W.

  28P.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1999-X.

                                    6 of 94

                                                                     Exhibit 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

          __________________________________________________________

                         First Chicago Master Trust II
                                 July 7, 1999
         __________________________________________________________


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed for the Due Period for
          this Distribution Date was equal to ........................................   $4,639,485,049.47

     5.   (a) The aggregate amount of such Collections allocated to
          Principal Receivables for the Due Period for this Distribution
          Date was equal to ..........................................................   $4,402,789,501.62

          (b) The aggregate amount of such Collections allocated to Finance
          Charge Receivables for the Due Period for this Distribution Date was
          equal to....................................................................   $  236,695,547.85

     6.   (a) The aggregate Interchange Amount (which will be included as Finance
          Charge Receivables for all Series) for this Distribution Date was equal
          to..........................................................................   $   61,417,950.90

          (b) The aggregate Net Recoveries Amount (which will be included as
          Finance Charge Receivables for all Series) for this Distribution Date
          was equal to................................................................   $    3,969,300.18

     7.   The Invested Percentage of Collections allocated to Principal
          Receivables for the Due Period was equal to for:

               Series 1994 - J  ...................................................              3.091%
               Series 1994 - K  ...................................................              3.091%
               Series 1994 - L  ...................................................              3.091%
               Series 1995 - M  ...................................................              3.533%
               Series 1995 - N  ...................................................              3.533%
               Series 1995 - O  ...................................................              3.533%
               Series 1995 - P  ...................................................              3.533%
               Series 1996 - Q  ...................................................              6.359%
               Series 1996 - R  ...................................................              2.826%
               Series 1996 - S  ...................................................              4.946%
               Series 1997 - T  ...................................................              4.239%
               Series 1997 - U  ...................................................              2.826%
               Series 1998 - V  ...................................................              7.065%
               Series 1999 - W  ...................................................              5.299%
               Series 1999 - X  ...................................................              5.299%

                                    7 of 94

     8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

               Series 1994 - J  ...................................................        1.288%
               Series 1994 - K  ...................................................        2.061%
               Series 1994 - L  ...................................................        2.061%
               Series 1995 - M  ...................................................        3.533%
               Series 1995 - N  ...................................................        1.150%
               Series 1995 - O  ...................................................        3.533%
               Series 1995 - P  ...................................................        3.533%
               Series 1996 - Q  ...................................................        6.359%
               Series 1996 - R  ...................................................        2.588%
               Series 1996 - S  ...................................................        4.946%
               Series 1997 - T  ...................................................        4.239%
               Series 1997 - U  ...................................................        2.826%
               Series 1998 - V  ...................................................        7.065%
               Series 1999 - W  ...................................................        5.299%
               Series 1999 - X  ...................................................        5.299%

     9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

               Series 1994 - J  ...................................................        1.288%
               Series 1994 - K  ...................................................        2.061%
               Series 1994 - L  ...................................................        2.061%
               Series 1995 - M  ...................................................        3.533%
               Series 1995 - N  ...................................................        1.150%
               Series 1995 - O  ...................................................        3.533%
               Series 1995 - P  ...................................................        3.533%
               Series 1996 - Q  ...................................................        6.359%
               Series 1996 - R  ...................................................        2.588%
               Series 1996 - S  ...................................................        4.946%
               Series 1997 - T  ...................................................        4.239%
               Series 1997 - U  ...................................................        2.826%
               Series 1998 - V  ...................................................        7.065%
               Series 1999 - W  ...................................................        5.299%
               Series 1999 - X  ...................................................        5.299%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

               Series 1994 - J  ...................................................        $0.00
               Series 1994 - K  ...................................................        $0.00
               Series 1994 - L  ...................................................        $0.00
               Series 1995 - M  ...................................................        $0.00
               Series 1995 - N  ...................................................        $0.00
               Series 1995 - O  ...................................................        $0.00
               Series 1995 - P  ...................................................        $0.00
               Series 1996 - Q  ...................................................        $0.00
               Series 1996 - R  ...................................................        $0.00
               Series 1996 - S  ...................................................        $0.00
               Series 1997 - T  ...................................................        $0.00
               Series 1997 - U  ...................................................        $0.00
               Series 1998 - V  ...................................................        $0.00
               Series 1999 - W  ...................................................        $0.00
               Series 1999 - X  ...................................................        $0.00

                                    8 of 94

     11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

               Series 1994 - J  ...................................................              $ 7,340.97
               Series 1994 - K  ...................................................              $17,545.05
               Series 1994 - L  ...................................................              $11,179.21
               Series 1995 - M  ...................................................              $     0.00
               Series 1995 - N  ...................................................              $     0.00
               Series 1995 - O  ...................................................              $     0.00
               Series 1995 - P  ...................................................              $     0.00
               Series 1996 - Q  ...................................................              $     0.00
               Series 1996 - R  ...................................................              $     0.00
               Series 1996 - S  ...................................................              $     0.00
               Series 1997 - T  ...................................................              $     0.00
               Series 1997 - U  ...................................................              $     0.00
               Series 1998 - V  ...................................................              $     0.00
               Series 1999 - W  ...................................................              $     0.00
               Series 1999 - X  ...................................................              $     0.00

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

               Series 1994 - J  ...................................................              $  347,222.22
               Series 1994 - K  ...................................................              $  555,555.55
               Series 1994 - L  ...................................................              $  555,555.55
               Series 1995 - M  ...................................................              $  952,380.95
               Series 1995 - N  ...................................................              $  310,120.19
               Series 1995 - O  ...................................................              $  952,380.95
               Series 1995 - P  ...................................................              $  952,380.95
               Series 1996 - Q                                                                   $1,714,285.71
               Series 1996 - R  ...................................................              $  697,678.68
               Series 1996 - S  ...................................................              $1,333,333.34
               Series 1997 - T  ...................................................              $1,142,857.14
               Series 1997 - U  ...................................................              $  761,904.77
               Series 1998 - V  ...................................................              $1,904,761.90
               Series 1999 - W  ...................................................              $1,428,571.43
               Series 1999 - X  ...................................................              $  714,285.71

     13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

               Series 1994 - J  ...................................................            $  906,250.00
               Series 1994 - K  ...................................................            $1,440,972.22
               Series 1994 - L  ...................................................            $1,986,111.11
               Series 1995 - M  ...................................................            $2,500,000.00
               Series 1995 - N  ...................................................            $  801,648.67
               Series 1995 - O  ...................................................            $2,502,083.32
               Series 1995 - P  ...................................................            $2,475,297.62
               Series 1996 - Q  ...................................................            $4,412,678.57
               Series 1996 - R  ...................................................            $1,778,095.76
               Series 1996 - S  ...................................................            $3,443,295.33
               Series 1997 - T  ...................................................            $2,915,357.14
               Series 1997 - U  ...................................................            $1,961,190.48
               Series 1998 - V  ...................................................            $5,092,925.36
               Series 1999 - W  ...................................................            $3,732,523.21
               Series 1999 - X  ...................................................            $3,635,446.81

                                    9 of 94

     14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

               Series 1994 - J  ...................................................          $41,666,666.67
               Series 1994 - K  ...................................................          $41,666,666.67
               Series 1994 - L  ...................................................          $41,666,666.67
               Series 1995 - M  ...................................................          $         0.00
               Series 1995 - N  ...................................................          $48,169,556.67
               Series 1995 - O  ...................................................          $         0.00
               Series 1995 - P  ...................................................          $         0.00
               Series 1996 - Q  ...................................................          $         0.00
               Series 1996 - R  ...................................................          $38,535,646.33
               Series 1996 - S  ...................................................          $         0.00
               Series 1997 - T  ...................................................          $         0.00
               Series 1997 - U  ...................................................          $         0.00
               Series 1998 - V  ...................................................          $         0.00
               Series 1999 - W  ...................................................          $         0.00
               Series 1999 - X  ...................................................          $         0.00

            15. The excess, if any, of the First Chicago Amount over the Aggregate
                Principal Receivables required to be maintained pursuant to the
                Agreement .........................................................
                                                                                              $6,104,240,372.51
            16. The First Chicago Amount for the Due Period divided by Aggregate
                Principal Receivables for the Due Period ..........................
                                                                                                        44.222%

            17. The Minimum First Chicago Interest Percentage......................                      7.000%

            18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

            19. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is
                continuing except as follows:                                                              NONE


            20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

            21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

            22. During the preceding calendar month, the number of newly -
                originated Accounts was ...........................................                      29,438

                IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                               FCC National Bank
                                                 as Servicer

                                        By: /s/ James A. Harwood
                                            ----------------------
                                                Servicing Officer

                                        By: /s/ Mary Vach
                                            ----------------------
                                                Servicing Officer

                                   10 of 94

                                                                     EXHIBIT 28B


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

           ________________________________________________________


                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                                 July 7, 1999

           ________________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1994 - J Certificateholders on the
          Payment Date per $1,000 interest.......................     $85.146

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994 - J Certificates,
          per $1,000 interest....................................     $83.333

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994 - J Certificates, per $1,000
          interest...............................................     $ 1.813

                                   11 of 94

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series..........  $   847,253,030.10

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994- J Certificates..................  $   139,766,604.30

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which  were
          allocated in respect of the Series 1994 - J
          Certificates, per $1,000 interest................  $          279.533

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994 - J Certificates,
          if any...........................................  $             0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994 - J Certificates,
          if any...........................................  $             0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).........  $16,175,668,948.51


     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994 - J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date................................  $   208,333,333.31

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994 - J  Certificates for the Due
          Period with respect to the current
          Distribution Date................................               1.288%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994 - J
          Certificates for the Due Period with respect
          to the current Distribution Date.................               3.091%

                                   12 of 94

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.............................................     $779,453,888.10

     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
          Certificates (the "Investor Default Amount").

     a.   Investor Default Amount..........................     $  1,207,095.45

     b.   Recoveries.......................................     $     51,122.30

     c.   Net Default Receivables..........................     $  1,155,973.15

     5.   Investor Charge-offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date................................     $          0.00

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994 - J Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date.................     $          0.00

     6.   Monthly Servicing Fee.
          ---------------------
     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date....................     $    130,208.33

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.............................................     $    217,013.89

     7.   Available Cash Collateral Amount.
          --------------------------------
     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")........................     $          0.00

                                   13 of 94

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period...........................................      $27,083,333.33

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - J
          Certificates as of such Due Period...............              13.000%

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount). The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor..........         33.33333333%

D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.....................      $         0.00


                        FCC National Bank,
                        Servicer



                        By  /s/ James A. Harwood
                            ---------------------
                        Title:  Vice President

                                   14 of 94

                                                                     Exhibit 28C


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK



            -------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                                 July 7, 1999

            -------------------------------------------------------


       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ---------------------------------------------------------

    1. The total amount of the distribution to
       Series 1994 - K Certificateholders on the
       Payment Date per $1,000 interest......................       $86.215

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - K Certificates,
       per $1,000 interest...................................       $83.333

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - K Certificates, per $1,000
       interest..............................................       $ 2.882

                                   15 of 94

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Collections of Receivables.
       --------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series...........   $   847,253,030.10

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - K Certificates..................   $   141,970,787.84

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which  were
       allocated in respect of the Series 1994 - K
       Certificates, per $1,000 interest.................   $          283.942

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994 - K Certificates,
       if any............................................   $             0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994 - K Certificates,
       if any............................................   $             0.00


    2. Receivables in Trust.
       --------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)..........   $16,175,668,948.51

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994 - K
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date.................................   $   333,333,333.32

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - K  Certificates for the Due
       Period with respect to the current
       Distribution Date.................................                2.061%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - K
       Certificates for the Due Period with respect
       to the current Distribution Date..................                3.091%

                                   16 of 94

    3. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date............................................       $779,453,888.10

    4. Investor Default Amount.
       -----------------------

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount.........................       $  1,931,352.72

    b. Recoveries......................................       $     81,795.69

    c. Net Default Receivables.........................       $  1,849,557.03

    5. Investor Charge-offs.
       --------------------

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date...............................       $          0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - K Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date................       $          0.00

    6. Monthly Servicing Fee.
       ---------------------

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date...................       $    208,333.33

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date............................................       $    347,222.22

    7. Available Cash Collateral Amount.
       --------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount").......................       $          0.00

                                   17 of 94

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period............................................       $48,333,333.33


    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - K
       Certificates as of such Due Period................               14.500%


C.  The Pool Factor.
    ---------------

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor...........          58.33333333%

D.  Deficit Controlled Amortization Amount.
    --------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period......................       $         0.00


                            FCC National Bank,

                            Servicer



                            By /s/ James A. Harwood
                               -----------------------------------
                            Title:  Vice President

                                   18 of 94

                                                                     Exhibit 28D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


      ------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                                 July 7, 1999

      ------------------------------------------------------------------


       Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ---------------------------------------------------------

   1.  The total amount of the distribution to
       Series 1994 - L Certificateholders on the
       Payment Date per $1,000 interest............................     $87.306

   2.  The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - L Certificates,
       per $1,000 interest.........................................     $83.333

   3.  The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - L Certificates, per $1,000
       interest....................................................     $ 3.972

                                   19 of 94

B. Information Regarding the Performance of the Trust.
   --------------------------------------------------

   1.  Collections of Receivables.
       --------------------------

   a.  The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series............   $   847,253,030.10

   b.  The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - L Certificates...................   $   141,970,787.84

   c.  The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which  were
       allocated in respect of the Series 1994 - L
       Certificates, per $1,000 interest..................   $          283.942

   d.  Excess Finance Charge Collections allocated
       in respect of the Series 1994 - L Certificates,
       if any.............................................   $             0.00

   e.  Excess Principal Collections allocated in
       respect of the Series 1994 - L Certificates,
       if any.............................................   $             0.00


   2.  Receivables in Trust.
       --------------------

   a.  Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)...........   $16,175,668,948.51

   b.  The amount of Principal Receivables in
       the Trust represented by the Series 1994 - L
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date..................................   $   333,333,333.32

   c.  The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - L  Certificates for the Due
       Period with respect to the current
       Distribution Date..................................                2.061%

   d.  The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - L
       Certificates for the Due Period with respect
       to the current Distribution Date...................                3.091%

                                   20 of 94

    3. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.............................................        $779,453,888.10

    4. Investor Default Amount.
       -----------------------

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount..........................        $  1,931,352.72

    b. Recoveries.......................................        $     81,795.69

    c. Net Default Receivables..........................        $  1,849,557.03

    5. Investor Charge-offs.
       --------------------

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date................................        $          0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - L Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date.................        $          0.00

    6. Monthly Servicing Fee.
       ---------------------

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date....................        $    208,333.33

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.............................................        $    347,222.22

    7. Available Cash Collateral Amount.
       --------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")........................        $          0.00

                                   21 of 94

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period...........................................         $38,333,333.33

    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - L
       Certificates as of such Due Period...............                 11.500%


C.  The Pool Factor.
    ---------------

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor..........            58.33333333%

D.  Deficit Controlled Amortization Amount.
    --------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.....................         $         0.00


                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               ---------------------------------
                            Title: Vice President

                                   22 of 94

                                                                     Exhibit 28E
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                                FCC NATIONAL BANK
                ---------------------------------------------


                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                 July 7, 1999
                ---------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


 A.  Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     --------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest............................. $4.356

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.......................................... $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest................ $4.356

                                23 of 94

 B.  Information Regarding the Performance of the Trust.
     --------------------------------------------------
     1. Collections of Receivables.
        --------------------------
     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............. $   847,253,030.10

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - M Certificates..................... $    10,076,267.55

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates............... $     8,816,734.09

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A Certificates,
        per $1,000 interest.................................. $           17.633

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.................................... $     4,643,970.60

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A Certificates..... $             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - M Certificates, if any................. $             0.00

     h. The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - M Certificates,
        if any............................................... $             0.00

     2. Receivables in Trust.
        ---------------------
     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificate of all Series).............. $16,175,668,948.51

                                24 of 94

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - M
        Certificates (the "Invested Amount") for the
        Due Period with respect to the current
        Distribution Date.................................... $ 571,428,572.00

     c. The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................ $ 500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - M  Certificates for the Due
        Period with respect to the current Distribution
        Date.................................................            3.533%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - M
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            3.533%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

     3. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................. $ 779,453,888.10

                                25 of 94

     4. Investor Default Amount.
        -----------------------
     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M Certificate
        (the "Investor Default Amount")

        1.    Investor Default Amount......................     $3,310,890.39

        2.    Recoveries...................................     $  140,221.19

        3.    Net Default Receivables......................     $3,170,669.20

     b.  The Class A Investor Default Amount

        1.    Investor Default Amount......................     $2,897,029.09

        2.    Recoveries...................................     $  122,693.54

        3.    Net Default Receivables......................     $2,774,335.55

     c.  The Collateral Investor Default Amount

        1.    Investor Default Amount......................     $  413,861.30

        2.    Recoveries...................................     $   17,527.65

        3.    Net Default Receivables......................     $  396,333.65

     5. Investor Charge-offs.
        --------------------

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such  Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date ..............................................     $        0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date...........     $        0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date...............................................     $        0.00

     6. Monthly Servicing Fee.
        ---------------------

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date...............................................     $  357,142.86

                                26 of 94

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date................................................... $    595,238.09

     7. Available Cash Collateral Amount.
        --------------------------------

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount").............................. $          0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)........................ $  5,714,286.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date..........................................           1.143%

     8. Collateral Invested Amount.
        --------------------------

     a. The Collateral Invested Amount for the
        current Distribution Date.............................. $ 71,428,572.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date................................................... $ 71,428,572.00

     9. Total Enhancement.
        -----------------

     a. The total Enhancement for the current
        Distribution Date...................................... $ 77,142,858.00

     b. The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date................................................... $ 77,142,858.00

                                27 of 94

 C. The Pool Factor.
    ---------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor.............................................      100.00000000%


 D. Deficit Controlled Amortization Amount.
    --------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period ......................    $         0.00

                               FCC National Bank,
                               Servicer


                               By /s/ James A. Harwood
                                  ----------------------
                               Title:  Vice President

                                28 of 94

                                                                     EXHIBIT 28F
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK



                         ------------------------------
                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                                 July 7, 1999
                         -------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


 A.  Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest..........................   $   84.763

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.......................................   $   83.333

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest.............   $    1.430

                                   29 of 94

 B.  Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of the
         Investor Certificates of all Series................. $   847,253,030.10

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995 - N Certificates.................... $   158,815,914.31

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates.............. $   139,031,876.48

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A Certificates,
         per $1,000 interest................................. $          278.064

      e. The amount of Excess Spread for the Due
         Period with respect to the current Distribution
         Date................................................ $     1,484,194.80

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the Class A
         Certificates........................................ $             0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995 - N Certificates, if any................ $             0.00

      h. The amount of Excess Principal Collections allocated
         in respect of the Series 1995 - N Certificates,
         if any.............................................. $             0.00

      2. Receivables in Trust.
         --------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)............ $16,175,668,948.51

                                   30 of 94

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1995 - N
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date..................................... $186,072,118.64

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date............................. $166,666,666.64

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995 - N  Certificates for the Due
         Period with respect to the current Distribution
         Date..................................................           1.150%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995 - N
         Certificates for the Due Period with respect
         to the Current Distribution Date......................           3.533%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................           89.57%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................           87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................           10.43%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................           12.50%

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date.................................................. $779,453,888.10

                                   31 of 94

 4.  Investor Default Amount.
     ------------------------

 a.  The aggregate amount of all Defaulted
     Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
     Certificates(the"Investor Default Amount")


     1.  Investor Default Amount..........................  $1,078,112.68

     2.  Recoveries.......................................  $   45,659.70

     3.  Net Default Receivables..........................  $1,032,452.98

 b.   The Class A Investor Default Amount

     1.  Investor Default Amount..........................  $  965,676.36

     2.  Recoveries.......................................  $   40,897.85

     3.  Net Default Receivables..........................  $  924,778.51

 c.   The Collateral Investor Default Amount

     1.  Investor Default Amount..........................  $  112,436.32

     2.  Recoveries.......................................  $    4,761.85

     3.  Net Default Receivables..........................  $  107,674.47

 5.  Investor Charge-offs.
     ---------------------

 a.  The amount of the Class A Investor
     Charge-Offs per $1,000 interest after
     reimbursement of any such  Class A
     Investor Charge-Offs for the Due Period
     with respect to the current Distribution
     Date.................................................  $        0.00

 b.  The amount attributable to Class A
     Investor Charge-Offs, if any, by which
     the principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount as of the end
     of the day on the Record Date with
     respect to the current Distribution Date............   $        0.00

 c.  The amount of the Collateral Charge-
     Offs, if any, for the Due Period with
     respect to the current Distribution Date............   $        0.00

 6.  Monthly Servicing Fee.
     ---------------------

 a.  The amount of the Monthly Servicing Fee
     payable by the Trust to the Servicer
     with respect to the current Distribution Date.......   $  116,295.07

                                   32 of 94

 b.  The amount of the Interchange Monthly
     Servicing Fee payable to the Servicer
     with respect to the current Distribution
     Date.................................................. $    193,825.12

 7.  Available Cash Collateral Amount.
     --------------------------------

 a.  The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount")............................. $          0.00

 b.  The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all with-
     drawals, deposits and payments to be
     made on such Distribution Date (the
     "Available Cash Collateral Amount"
     for the next Distribution Date)....................... $  5,714,286.00

 c.  The amount as computed in 7.b as a
     percentage of the Class A Invested
     Amount after giving effect to all re-
     ductions thereof on the current Dist-
     ribution Date.........................................           4.571%

 8.  Collateral Invested Amount.
     --------------------------

 a.  The Collateral Invested Amount for the
     current Distribution Date............................. $ 19,405,452.00

 b.  The Collateral Invested Amount after
     giving effect to all withdrawals, deposits, and
     payments on the current Distribution
     Date.................................................. $ 12,902,562.00

 9.  Total Enhancement.
     -----------------

 a.  The total Enhancement for the current
     Distribution Date..................................... $ 25,119,738.00

 b.  The total Enhancement after giving ef-
     fect to all withdrawals, deposits and
     payments on the current Distribution Date............. $ 18,616,848.00

                                   33 of 94

 C. The Pool Factor.
    ---------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the holder's
       Class A Certificate by the Pool Factor...................... 24.99999999%


 D. Deficit Controlled Amortization Amount.
    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period ...............................       $0.00


                        FCC National Bank,
                        Servicer



                        By /s/ James A. Harwood
                           ---------------------
                        Title:  Vice President

                                   34 of 94

                                                                     Exhibit 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                -----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                 July 7, 1999

                -----------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


 A.  Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest..................... $4.348

     2. The amount of the distribution set forth
        in paragraph 1 above in respect
        of principal on the Class A Certificates,
        per $1,000 interest.................................. $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........ $4.348

                                   35 of 94

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------
     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series...............   $   847,253,030.10

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995 - O Certificates......................   $    10,076,267.55

     c.  The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates................   $     8,816,734.09

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.....................   $           17.633

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.....................................   $     4,648,137.27

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates..................................   $             0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995 - O Certificates,
         if any................................................   $             0.00

     h.  The amount of Excess Principal Collections allocated
         in respect of the Series 1995 - O Certificates,
         if any................................................   $             0.00

     2. Receivables in Trust.

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)..............   $16,175,668,948.51

                                   36 of 94

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1995 - O
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.............................................   $571,428,572.00

     c.  The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution..........................................   $500,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995 - O  Certificates for the Due
         Period with respect to the current
         Distribution Date.............................................             3.533%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995 - O
         Certificates for the Due Period with respect
         to the current Distribution Date..............................             3.533%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution  Date............................................             87.50%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.............................................             87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.............................................             12.50%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.............................................             12.50%

     3.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..........................................................   $779,453,888.10

                                   37 of 94

     4.  Investor Default Amount.
         ------------------------

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
         Certificates (the "Investor Default Amount")

         1.  Investor Default Amount...................................   $3,310,890.39

         2.  Recoveries................................................   $  140,221.19

         3.  Net Default Receivables...................................   $3,170,669.20

     b.  The Class A Investor Default Amount

         1.  Investor Default Amount...................................   $2,897,029.09

         2.  Recoveries................................................   $  122,693.54

         3.  Net Default Receivables...................................   $2,774,335.55

     c.  The Collateral Investor Default Amount

         1.  Investor Default Amount...................................   $  413,861.30

         2.  Recoveries................................................   $   17,527.65

         3.  Net Default Receivables...................................   $  396,333.65

     5.  Investor Charge-offs.
         ---------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...................................................  $       0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date...............  $       0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date...................................................  $       0.00

     6.  Monthly Servicing Fee.
         ----------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date...................................................  $ 357,142.86

                                   37 of 94

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date................................................... $   595,238.09

     7.  Available Cash Collateral Amount.
         ---------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").............................. $         0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)........................ $ 5,714,286.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date..........................................          1.143%

     8.  Collateral Invested Amount.
         ---------------------------

     a.  The Collateral Invested Amount for the
         current Distribution Date.............................. $71,428,572.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date................................................... $71,428,572.00

     9.  Total Enhancement.
         ------------------

     a.  The total Enhancement for the current
         Distribution Date...................................... $77,142,858.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date................................................... $77,142,858.00

                                   39 of 94

     C.  The Pool Factor.
         ----------------

           The Pool Factor (which represents the ratio
           of the Class A Invested Amount on the last  day
           of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor.............................................   100.00000000%

     D.  Deficit Controlled Amortization Amount.
         ---------------------------------------

         1. The Deficit Controlled Amortization Amount
            for the preceding Due Period..........................   $     0.00


                        FCC National Bank,
                        Servicer



                        By   /s/ James A. Harwood
                             ----------------------
                        Title: Vice President

                                   40 of 94

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


               ________________________________________________


                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                                 July 7, 1999
               ________________________________________________


               Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the Payment
        Date per $1,000 interest.............................   $4.306

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest..................................   $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest........   $4.306

                                   41 of 94

 B.  Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Collections of Receivables.
        --------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............$   847,253,030.10

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - P Certificates.....................$    10,076,267.55

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............$     8,816,734.09

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A Certificates,
        per $1,000 interest..................................$           17.633

     e. The amount of Excess Spread for the Due
        Period with respect to the current Distribution
        Date.................................................$     4,668,970.60

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A Certificates.....$             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - P Certificates, if any.................$             0.00

     h. The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - P Certificates,
        if any...............................................$             0.00

     2. Receivables in Trust.
        --------------------

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).............$16,175,668,948.51

                                   42 of 94

      b. The  amount of Principal Receivables in
         the Trust represented by the Series 1995 - P
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................$571,428,572.00

      c. The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the current
         Distribution Date.................................$500,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995 - P  Certificates for the Due
         Period with respect to the current Distribution
         Date..............................................          3.533%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995 - P
         Certificates for the Due Period with respect
         to the current Distribution Date..................          3.533%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................          87.50%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date................................           87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date................................           12.50%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date................................           12.50%

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..............................................$779,453,888.10

                                   43 of 94

     4. Investor Default Amount.
        -----------------------

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P Certificates
        (the "Investors Default Amount")

         1.    Investor Default Amount........................  $3,310,890.39

         2.    Recoveries.....................................  $  140,221.19

         3.    Net Default Receivables........................  $3,170,669.20

      b. The Class A Investor Default Amount

         1.    Investor Default Amount........................  $2,897,029.09

         2.    Recoveries.....................................  $  122,693.54

         3.    Net Default Receivables........................  $2,774,335.55

      c. The Collateral Investor Default Amount

         1.    Investor Default Amount........................  $  413,861.30

         2.    Recoveries.....................................  $   17,527.65

         3.    Net Default Receivables........................  $  396,333.65

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date.................................................  $        0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the Class A
         Certificates exceeds the Class A Invested
         Amount as of the end of the day on the
         Record Date with respect to the current
         Distribution Date....................................  $        0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution Date.............  $        0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution Date........  $  357,142.86

                                   44 of 94

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution Date........ $   595,238.09

     7.  Available Cash Collateral Amount.
         ---------------------------------
     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")............................ $         0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount" for the
         next Distribution Date............................... $ 5,714,286.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Distribution
         Date.................................................          1.143%

     8.  Collateral Invested Amount.
         --------------------------

     a.  The Collateral Invested Amount for the
         current Distribution Date............................ $71,428,572.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution Date...........  $71,428,572.00

     9.  Total Enhancement.
         -----------------

     a.  The total Enhancement for the current
         Distribution Date.................................... $77,142,858.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution Date............ $77,142,858.00

                                   45 of 94

 C.  The Pool Factor.
     ----------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificates by the Pool Factor..........100.00000000%

 D.  Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period..............................$       0.00

                              FCC National Bank,
                              Servicer



                              By /s/ James A. Harwood
                                 --------------------------------
                              Title:   Vice President

                                   46 0f 94

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                  ------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                 July 7, 1999
                  ------------------------------------------

        Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal
     -------------------------------------------------
     Amount).
     --------

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest..................      $4.265

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect
         of principal on the Class A Certificates,
         per $1,000 interest...............................      $0.000


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest .....      $4.265

                                   47 of 94

 B.  Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series............   $   847,253,030.10

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - Q Certificates..................   $    18,137,281.59

     c.  The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates............   $    15,870,121.37

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.................   $           17.633

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.................................   $     8,441,647.10

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates..............................   $             0.00


     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - Q Certificates,
         if any............................................   $             0.00

     h.  The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - Q Certificates,
         if any ...........................................   $             0.00

     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certicates of all Series)............   $16,175,668,948.51

                                   48 of 94

     b.  The  amount of Principal Receivables in
         the Trust represented by the Series 1996 - Q
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.................................  $1,028,571,429.00

     c.  The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date.........................  $  900,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - Q  Certificates for the Due
         Period with respect to the current
         Distribution Date.................................              6.359%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - Q
         Certificates for the Due Period with respect
         to the current Distribution Date..................              6.359%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................              87.50%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................              87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.................................              12.50%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.................................              12.50%

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..............................................  $  779,453,888.10

                                   49 of 94

     4.  Investor Default Amount.
         -----------------------

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
         Certificates (the "Investor Default Amount")

         1.  Investor Default Amount....................     $  5,959,602.69

         2.  Recoveries.................................     $    252,398.14

         3.  Net Default Receivables....................     $  5,707,204.55

     b.  The Class A Investor Default Amount

         1.  Investor Default Amount....................     $  5,214,652.35

         2.  Recoveries.................................     $    220,848.37

         3.  Net Default Receivables....................     $  4,993,803.98

     c.  The Collateral Investor Default Amount

         1.  Investor Default Amount....................     $    744,950.34

         2.  Recoveries.................................     $     31,549.77

         3.  Net Default Receivables....................     $    713,400.57

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...........................................     $          0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date.......     $          0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date...........................................     $          0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date...........................................     $    642,857.14

                                   50 of 94

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date.............................................   $  1,071,428.57

     7.  Available Cash Collateral Amount.
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount")........................   $          0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)..................   $ 10,285,714.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date....................................             1.143%

     8.Collateral Invested Amount.
       --------------------------

     a.  The Collateral Invested Amount for the
         current Distribution Date .......................   $128,571,429.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date.............................................   $128,571,429.00

     9.  Total Enhancement.
         -----------------

     a.  The total Enhancement for the current
          Distribution Date ..............................   $138,857,143.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date.............................................   $138,857,143.00

                                   51 of 94

 C.  The Pool Factor.
     ---------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor........................................    100.00000000%

 D.  Deficit Controlled Amortization Amount.
     --------------------------------------

     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period .................    $       0.00

                              FCC National Bank,
                              Servicer



                              By /s/ James A Harwood
                                 ----------------------------
                              Title:  Vice President

                                   52 of 94

                                                                     EXHIBIT 28J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK



                  ------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                 July 7, 1999

                  ------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest............................ $87.197

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest......................................... $83.333

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000 Interest............... $ 3.863

                                   53 of 94

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.............. $  847,253,030.10

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1996 - R Certificates..................... $  131,809,350.99

     c.  The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates............... $  115,339,977.28

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest.................... $         288.350

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date.................................... $    3,450,032.24

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates................................. $            0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1996 - R Certificates,
         if any............................................... $            0.00

     h.  The amount of Excess Principal Collections allocated
         in respect of the Series 1996 - R Certificates,
         if any............................................... $            0.00


     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).............$16,175,668,948.51

                                   54 of 94

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1996 - R
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date.....................................  $   418,607,211.67

     c.  The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date.............................  $   366,666,666.67

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996 - R  Certificates for the Due
         Period with respect to the current
         Distribution Date.....................................               2.588%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1996 - R
         Certificates for the Due Period with respect
         Distribution Date.....................................               2.826%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................               87.59%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................               87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................               12.41%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date.....................................               12.50%

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date..................................................  $   779,453,888.10

                                   55 of 94

     4.  Investor Default Amount.

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
         Certificates (the "Investor Default Amount")

         1.  Investor Default Amount...............              $2,425,434.54

         2.  Recoveries............................              $  102,720.81

         3.  Net Default Receivables...............              $2,322,713.73

     b.  The Class A Investor Default Amount

         1.  Investor Default Amount...............              $2,124,488.00

         2.  Recoveries............................              $   89,975.27

         3.  Net Default Receivables...............              $2,034,512.73

     c.  The Collateral Investor Default Amount

         1.    Investor Default Amount...............            $  300,946.54

         2.    Recoveries............................            $   12,745.54

         3.    Net Default Receivables...............            $  288,201.00

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date..................................................  $        0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date..................................................  $        0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date..................................................  $        0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date..................................................  $  261,629.51

                                   56 of 94

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date..................................................  $   436,049.17

     7.  Available Cash Collateral Amount.
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").............................  $         0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date).......................  $ 4,571,429.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date.........................................           1.371%

     8.  Collateral Invested Amount.
         --------------------------

     a.  The Collateral Invested Amount for the
         current Distribution Date.............................  $51,940,545.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date..................................................  $46,738,232.00

     9.  Total Enhancement.
         -----------------

     a.  The total Enhancement for the current
         Distribution Date.....................................  $56,511,974.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date..................................................  $51,309,661.00

                                   57 of 94

C.   The Pool Factor.
     ---------------

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         Factor................................................     83.33333334%


D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period..........................  $         0.00


                        FCC National Bank,
                        Servicer




                        By   /s/ James A. Harwood
                             --------------------------------
                        Title:   Vice President

                                   58 of 94

                                                                     EXHIBIT 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


        ---------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                                 July 7, 1999
        ---------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Distribution
     -----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date Per $1,000 interest.............................    $ 4.260

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest..........................................    $ 0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest................    $ 4.260

                                    59 of 94

 B.  Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.....................    $    847,253,030.10

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996 - S Certificates............................    $      14,106,774.52

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates......................    $      12,343,427.72

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A Certificates,
          per 1,000 interest..........................................    $             17.633

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date...........................................    $       6,568,642.13

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the Class A
          Certificates................................................    $               0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996 - S Certificates, if any........................    $               0.00

     h.   The amount of Excess Principal Collections allocated
          in respect of the Series 1996 - S Certificates,
          if any.....................................................     $               0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)....................    $  16,175,668,948.51

                                    60 of 94

     b.   The  amount of Principal Receivables in
          the Trust represented by the Series 1996 - S
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date..........................................      $    800,000,000.00

     c.   The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date...................................     $    700,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996 - S  Certificates for the Due
          Period with respect to the current Distribution
          Date........................................................                   4.946%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996 - S
          Certificates for the Due Period with respect
          to the current Distribution Date............................                   4.946%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...........................................                   87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...........................................                   87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date..........................................                    12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date..........................................                    12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.......................................................     $    779,453,888.10


                                    61 of 94

     4.  Investor Default Amount.
         -----------------------

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
         Certificates (the "Investor Default Amount")

         1.    Investor Default Amount....................................   $        4,635,246.52

         2.    Recoveries.................................................   $          196,309.65

         3.    Net Default Receivables....................................   $        4,438,936.87

     b.  The Class A Investor Default Amount

         1.    Investor Default Amount....................................   $        4,055,840.72

         2.    Recoveries.................................................   $          171,770.95

         3.    Net Default Receivables....................................   $        3,884,069.77

     c.  The Collateral Investor Default Amount

         1.    Investor Default Amount....................................   $          579,405.80

         2.    Recoveries.................................................   $           24,538.70

         3.    Net Default Receivables....................................   $          554,867.10

     5.  Investor Charge-offs.
         --------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution Date....................   $                0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date.........................   $                0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution Date.........................   $                0.00

     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution Date....................   $          500,000.00

                                    62 of 94

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution Date...................   $          833,333.34

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").......................................   $                0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date).................................   $        8,000,000.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current
          Distribution Date...............................................                   1.143%

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date.......................................   $      100,000,000.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date............................................................   $      100,000,000.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date...............................................   $      108,000,000.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution Date.......................   $      108,000,000.00

                                    63 of 94

 C.  The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool Factor..............................        100.00000000%

 D.  Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.................................................    $           0.00


                        FCC National Bank,
                        Servicer


                        By   /s/ James A. Harwood
                           -------------------------------------
                        Title:    Vice President

                                    64 of 94

                                                                     Exhibit 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


________________________________________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                                 July 7, 1999

________________________________________________________________________________

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  .......................      $4.215

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest  ....................................      $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest  ....................................      $4.215

                                   65 of 94

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the investor Certificates of all Series  ........  $    847,253,030.10

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997-T Certificates  .................  $     12,091,521.04

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates  .........  $     10,580,080.92

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1000 interest  ...............  $            17.633

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date  ..............................  $      5,657,764.71

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates  ...........................  $              0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - T Certificates, if any  ..................  $              0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997-T Certificates, if any ..........  $              0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) ........  $ 16,175,668,948.51

                                   66 of 94

     b.   The  amount of Principal Receivables in
          the Trust represented by the Series 1997 - T
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date  ................................   $685,714,286.00

     c.   The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date  ........................   $600,000,000.00

     d.   The Invested  Amount for the Due Period
          with respect to the current Distribution Date  ....   $685,714,286.00

     e.   The Class A Invested  Amount for the Due
          Period with respect to the current
          Distribution Date  ................................   $600,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - T  Certificates for the Due
          Period with respect to the current
          Distribution Date  ................................             4.239%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - T
          Certificates for the Due Period with respect
          to the current Distribution Date  .................             4.239%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date  ................................             87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date  ................................             87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date  ................................             12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date  ................................             12.50%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances
          in the Accounts which were 30 or more days
          delinquent as of the end of the Due
          Period for the current Distribution Date  .........   $779,453,888.10

                                   67 of 94

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
          Certificates (the "Investor Default Amount").

          1.   Investor Default Amount   ....................     $3,973,068.46

          2.   Recoveries  ..................................     $  168,265.42

          3.   Net Default Receivables  .....................     $3,804,803.04

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount  .....................     $3,476,434.90

          2.   Recoveries  ..................................     $  147,232.25

          3.   Net Default Receivables  .....................     $3,329,202.65

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount  .....................     $  496,633.56

          2.   Recoveries  ..................................     $   21,033.17

          3.   Net Default Receivables  .....................     $  475,600.39

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date  .............................................     $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date  .........     $        0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution Date  .........     $        0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date  .............................................     $  428,571.43

                                   68 of 94

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date  .............................................    $   714,285.71

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") .........................    $         0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) ...................    $ 6,857,143.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution
          Date ..............................................             1.143%

     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date  ........................    $85,714,286.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date  ................................    $85,714,286.00

     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date  ................................    $92,571,429.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and
          payments on the current Distribution
          Date  .............................................    $92,571,429.00

                                   69 of 94

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio of
          the Class A Adjusted Invested Amount on the last
          day of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a  Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor  ...........................................      100.00000000%

D.   Principal Funding Account.
     --------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds  ..........................             $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date  .......             $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date  .............................................             $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period  .....................             $0.00

E.   Reserve Account.
     ----------------

     1.   The Reserve Draw Amount for the current
          Distribution Date  ................................             $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date) ...             $0.00


                              FCC National Bank,
                              Servicer



                              By  /s/ James A. Harwood
                                  --------------------
                              Title:  Vice President

                                   70 of 94

                                                                     EXHIBIT 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                                 July 7, 1999

              ___________________________________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
     ----------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..............................  $4.252

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...........................................  $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates,
          per $1,000 interest...........................................  $4.252

                                   71 of 94

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........  $   847,253,030.10

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - U Certificates..................  $     8,061,014.05

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............  $     7,053,387.29

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................  $           17.633

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................  $     3,756,843.17

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates..............................  $             0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the Series
          1997 - U Certificates, if any.....................  $             0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - U Certificates, if any..........  $             0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $16,175,668,948.51

                                   72 of 94

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1997 - U
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date...................................  $457,142,858.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date...........................  $400,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current
          Distribution Date...................................  $457,142,858.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date...................................  $400,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - U  Certificates for the Due
          Period with respect to the current
          Distribution Date...................................            2.826%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - U
          Certificates for the Due Period with respect
          to the current Distribution Date....................            2.826%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     K.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date...................................            12.50%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          date................................................  $779,453,888.10

                                   73 of 94

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount...........................  $2,648,712.30

          2.   Recoveries........................................  $  112,176.96

          3.   Net Default Receivables...........................  $2,536,535.34

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount...........................  $2,317,623.26

          2.   Recoveries........................................  $   98,154.84

          3.   Net Default Receivables...........................  $2,219,468.42

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount...........................  $  331,089.04

          2.   Recoveries........................................  $   14,022.12

          3.   Net Default Receivables...........................  $  317,066.92

     5.   Investor Charge-offs
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date...................................................  $        0.00

     b.   The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date...................................................  $        0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date...................................................  $        0.00

     6.   Monthly Servicing Fee
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date...................................................  $  285,714.29

                                   74 of 94

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.................................................  $   476,190.48

     7.   Available Cash Collateral Amount
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date....................  $         0.00
          (the "Withdrawal Amount")

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"...................  $ 4,571,429.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          tribution Date.......................................           1.143%

     8.   Collateral Invested Amount
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date............................  $57,142,858.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date....................................  $57,142,858.00

     9.   Total Enhancement
          -----------------

     a.   The total Enhancement for the current
          Distribution Date....................................  $61,714,287.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date.................................................  $61,714,287.00

                                   75 of 94

     C.   The Pool Factor
          ---------------

               The Pool Factor (which represents the ratio
               of the Class A Adjusted Invested Amount on the last
               day of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount).  The amount
               of a  Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor............................................. 100.00000000%

     D.   Principal Funding Account
          -------------------------

          1.   The Principal Funding Investment Proceeds
               deposited in the Collection Account for the
               current Distribution Date to be treated as
               Class A Available Funds...........................  $       0.00

          2.   The Excess Principal Funding Investment
               Proceeds for the current Distribution
               Date..............................................  $       0.00

          3.   The Principal Funding Account Balance as of
               the end of day on the current Distribution
               Date..............................................  $       0.00

          4.   The Deficit Controlled Accumulation Amount
               for the preceding Due Period......................  $       0.00

     E.   Reserve Account
          ---------------

          1.   The Reserve Draw Amount for the current
               Distribution date.................................  $       0.00

          2.   The amount on deposit in the Reserve Account
               as of the end of the day on the current
               Distribution Date (the "Available Reserve
               Account Amount" for the next Distribution Date....  $       0.00


                        FCC National Bank,
                        Servicer


                    By       /s/ James A. Harwood
                            ------------------------------
                    Title:      Vice President

                                   76 of 94

                                                                     EXHIBIT 28N
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                 --------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                                 July 7, 1999

                  -------------------------------------------

                Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.  Information Regarding the Current Distribution
      ----------------------------------------------
      (Stated on the Basis of $1,000 Original Principal Amount).
      --------------------------------------------------------

      1.  The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  ....................    $4.390

      2.  The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...................................    $0.000

      3.  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 interest.........    $4.390

                                   77 of 94

  B.  Information Regarding the Performance of the Trust.
      --------------------------------------------------
      1. Collections of Receivables.
         --------------------------

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series............. $   847,253,030.10

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1998 - V Certificates.................... $    20,152,535.06

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificate............... $    17,633,468.17

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest................... $           17.633

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date................................... $     9,254,607.86

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution
         Date allocated in respect of the
         Class A Certificates................................ $             0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the Series
         1998 - V Certificates, if any....................... $             0.00

      h. The amount of Excess Principal Collections
         allocated in respect of the series 1998 - V
         Certificates, if any................................ $             0.00

     2.  Receivables in Trust.
         --------------------

      a. Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series)............ $16,175,668,948.51


                                   78 of 94

      b. The amount of Principal Receivables in
         the Trust represented by the Series 1998 - V
         Certificates (the "Adjusted Invested Amount") for
         the Due Period with respect to the current
         Distribution Date................................... $1,142,857,143.00

      c. The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Adjusted Invested
         Amount") for the Due Period with respect to the
         current Distribution Date........................... $1,000,000,000.00

      d. The Invested Amount for the Due Period
         with respect to the current Dist-
         ribution Date....................................... $1,142,857,143.00

      e. The Class A Invested  Amount for the Due
         Period with respect to the current
         Distribution Date................................... $1,000,000,000.00

      f. The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1998 - V  Certificates for the Due
         Period with respect to the current
         Distribution Date...................................             7.065%

      g. The Invested Percentage with respect to
         Principal Receivables for the Series 1998 - V
         Certificates for the Due Period with respect
         to the current Distribution Date....................             7.065%

      h. The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date...................................             87.50%

      i. The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date...................................             87.50%

      j. The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date...................................             12.50%

      k. The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date...................................             12.50%

      3. Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date................................................ $  779,453,888.10

                                   79 of 94

      4. Investor Default Amount.
         -----------------------

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
         Certificates (the "Investor Default Amount").

         1. Investor Default Amount .......................... $6,621,780.76

         2. Recoveries........................................ $  280,442.38
                     .
         3. Net Default Receivables .......................... $6,341,338.38

      b. The Class A Investor Default Amount

         1. Investor Default Amount .......................... $5,794,058.16

         2. Recoveries ....................................... $  245,387.08

         3. Net Default Receivables .......................... $5,548,671.08

      c. The Collateral Investor Default Amount

         1. Investor Default Amount .......................... $  827,722.60

         2. Recoveries ....................................... $   35,055.30

         3. Net Default Receivables .......................... $  792,667.30

      5. Investor Charge-offs.
         --------------------

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date ................................................ $        0.00

      b. The amount attributable to Class A Investor
         Charge-Offs, if any, by which the principal balance
         of the Class A Certificates exceeds the
         Class A Adjusted Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date................................................. $        0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date................................................. $        0.00

      6. Monthly Servicing Fee.
         ---------------------

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution Date........ $  714,285.71

                                   80 of 94

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date............................................... $  1,190,476.19

      7. Available Cash Collateral Amount.
         ---------------------------------

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").......................... $          0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date).................... $ 11,428,572.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Adjusted Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date......................................           1.143%

      8. Collateral Invested Amount.
         ---------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date.......................... $142,857,143.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits, and payments on the current
         Distribution Date.................................. $142,857,143.00

      9. Total Enhancement.
         -----------------

      a. The total Enhancement for the current
         Distribution Date.................................. $154,285,715.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date............................................... $154,285,715.00

                                   81 of 94

 C. The Pool Factor.
    ---------------

         The Pool Factor (which represents the ratio
         of the Class A Adjusted Invested Amount on the last
         day of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount). The amount
         of a  Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor..................................................  100.00000000%

 D. Principal Funding Account.
    -------------------------

    1.   The Principal Funding Investment Proceeds
         deposited in the Collection Account for the
         current Distribution Date to be treated as
         Class A Available Funds................................. $        0.00

    2.   The Excess Principal Funding Investment
         Proceeds for the current Distribution Date.............. $        0.00

    3.   The Principal Funding Account Balance as of
         the end of day on the current Distribution
         Date ................................................... $        0.00

    4.   The Deficit Controlled Accumulation Amount
         for the preceding Due Period............................ $        0.00

 E. Reserve Account.
    ---------------

    1.   The Reserve Draw Amount for the current
         Distribution Date....................................... $        0.00

    2.   The amount on deposit in the Reserve Account
         as of the end of the day on the current
         Distribution Date (the "Available Reserve
         Account Amount" for the next Distribution Date)......... $        0.00


                        FCC National Bank,
                        Servicer

                        By    /s/ James A. Harwood
                             ---------------------
                        Title:    Vice President

                                 82 of 94

                                                                     EXHIBIT 28O


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

                  ___________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                Series 1999 - W
                                 July 7, 1999
                  ___________________________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - W Supplement dated as of March 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount.
     ---------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest .....................   $4.248


     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest ..................................   $0.000


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates,
        per $1,000 interest ..................................   $4.248

                                   83 of 94

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............  $847,253,030.10

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1999 - W Certificates....................  $ 15,114,401.30

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............  $ 13,225,101.13

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................  $        17.633

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................  $  7,047,205.89

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates................................  $          0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the Series
        1999 - W Certificates, if any.......................  $          0.00

     h. The amount of Excess Principal Collections
        allocated in respect of
        the Series 1999 - W Certificates, if any............  $          0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $16,175,668,948.51

                                   84 of 94

     b. The amount of Principal Receivables in the Trust
        represented by the Series 1999 - W Certificates
        (the "Adjusted Invested Amount") for the Due
        Period with respect to the current
        Distribution Date....................................  $857,142,857.00

     c. The amount of Principal Receivables in the Trust
        represented by the Class A Certificates (the
        "Class A Adjusted Invested Amount") for the Due
        Period with respect to the current Distribution
        Date.................................................  $750,000,000.00


     d. The Invested Amount for the Due Period with
        respect to the current Distribution Date.............  $857,142,857.00

     e. The Class A Invested Amount for the Due Period
        with respect to the current Distribution Date........  $750,000,000.00

     f. The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1999 - W
        Certificates for the Due Period with respect to
        the current Distribution Date........................            5.299%

     g. The Invested Percentage with respect to Principal
        Receivables for the Series 1999 - W
        Certificates for the Due Period with respect
        to the current Distribution Date.....................            5.299%

     h. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

     i. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            87.50%

     j. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%

     k. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................            12.50%


     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................  $779,453,888.10

                                   85 of 94

     4. Investor Default Amount.
        ------------------------

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - W
        Certificates (the "Investor Default Amount").

        1. Investor Default Amount......................      $4,966,335.57

        2. Recoveries...................................      $  210,331.77

        3. Net Default Receivables......................      $4,756,003.80

     b. The Class A Investor Default Amount

        1. Investor Default Amount......................      $4,345,543.62

        2. Recoveries...................................      $  184,040.30

        3. Net Default Receivables......................      $4,161,503.32

     c. The Collateral Investor Default Amount

        1. Investor Default Amount......................      $  620,791.95

        2. Recoveries...................................      $   26,291.47

        3. Net Default Receivables......................      $  594,500.48


     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date............................................      $        0.00

     b. The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date............................................      $        0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date............................................      $        0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date............................................      $  535,714.29


                                   86 of 94

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date............................................      $    892,857.14

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount").......................      $          0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date).................      $  8,571,429.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ributition Date.................................                1.143%

     8. Collateral Invested Amount.
        ---------------------------

      a. The Collateral Invested Amount for the
         current Distribution Date......................      $107,142,857.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits, and payments on the current
         Distribution Date..............................      $107,142,857.00

     9.  Total Enhancement.
         ------------------

     a.  The total Enhancement for the current
         Distribution Date.................................   $115,714,286.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date..............................................   $115,714,286.00

                                   87 of 94

C.   The Pool Factor.
     ----------------

         The Pool Factor (which represents the ratio of
         the Class A Adjusted Invested Amount on the last
         day of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the Class
         A Initial Invested Amount). The amount of a Class
         A Certificateholder's pro rata share of the Class
         A Invested Amount can be determined by
         multiplying the original denomination of the
         holder's Class A Certificate by the Pool Factor......... 100.00000000%


  D. Principal Funding Account.
     --------------------------

     1.  The Principal Funding Investment Proceeds
         deposited in the Collection Account for the
         current Distribution Date to be treated as
         Class A Available Funds................................. $       0.00


     2.  The Excess Principal Funding Investment
         Proceeds for the current Distribution Date.............. $       0.00

     3.  The Principal Funding Account Balance as of
         the end of day on the current Distribution
         Date.................................................... $       0.00


     4.  The Deficit Controlled Accumulation Amount
         for the preceding Due Period............................ $       0.00


E.   Reserve Account.
     ----------------

     1.  The Reserve Draw Amount for the current
         Distribution Date....................................... $       0.00

     2.  The amount on deposit in the Reserve Account
         as of the end of the day on the current
         Distribution Date (the "Available Reserve
         Account Amount" for the next Distribution Date)......... $       0.00


                        FCC National Bank,
                        Servicer




                        By     /s/ James A. Harwood
                               ---------------------------
                        Title:      Vice President

                                   88 of 94

                                                                     Exhibit 28P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                ----------------------------------------------
                         FIRST CHICAGO MASTER TRUST II
                            Series 1999 - X
                                 July 7, 1999
                ----------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1999 - X Supplement dated as of June 01, 1999 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate- holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1,000 Original Principal Amount).
      -------------------------------------------------------

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.......................    $4.149

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest....................................    $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates,
        per $1,000 interest....................................    $4.149

                                   89 of 94

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series............ $    847,253,030.10

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1999 - X Certificates................... $     15,027,254.61

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates.............  $    13,148,847.78

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest..................  $           17.532

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date..................................  $     7,447,246.97

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates...............................  $             0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1999 - X Certificates, if any................ $             0.00

     h. The amount of Excess Principal Collections
        allocated in respect
        of Series 1999 - X Certificates, if any              $             0.00

        2. Receivables in Trust.
           ---------------------

       a.  Aggregate Principal Receivables for the
           Due Period with respect to the current
           Distribution Date (which reflects the
           Principal Receivables represented by the
           Exchangeable Seller's Certificate and
           by the Investor Certificates of all Series)...... $16,175,668,948.51

                                   90 of 94

       b. The amount of Principal Receivables in
          the Trust represented by the  Series 1999 - X
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution...................................... $  857,142,857.00

       c. The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A" Adjusted Invested
          Amount") for the Due Period with respect to the
          current Distribution Date......................... $  750,000,000.00

       d. The Invested Amount for the Due Period
          with respect to the current Dist-
          ribution Date..................................... $  857,142,857.00

       e. The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date................................. $  750,000,000.00

       f. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1999 - X Certificates for
          the Due Period with respect to the current
          Distribution Date.................................             5.299%

       g. The Invested Percentage with respect to
          Principal Receivables for the Series 1999 - X
          Certificates for the Due Period with respect
          to the current Distrribution Date.................             5.299%

       h. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................             87.50%

       i. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................             87.50%

       j. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................             12.50%

       k. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................             12.50%


       3. Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.............................................. $  779,453,888.10

                                   91 of 94

       4. Investor Default Amount.
          ------------------------

       a. The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1999 - X
          Certificates (the "Investor Default Amount").

          1. Investor Default Amount..........................    $ 4,800,791.05

          2. Recoveries.......................................    $   203,320.73

          3. Net Default Receivables..........................    $ 4,597,470.32

       b. The Class A Investor Default Amount

          1. Investor Default Amount..........................    $ 4,200,692.17

          2. Recoveries.......................................    $   177,905.64

          3. Net Default Receivables..........................    $ 4,022,786.53

       c. The Collateral Investor Default Amount

          1. Investor Default Amount..........................    $   600,098.88

          2. Recoveries.......................................    $    25,415.09

          3. Net Default Receivables..........................    $   574,683.79


       5. Investor Charge-offs.
          ---------------------

       a. The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution Date.........  $         0.00

       b. The amount attributable to Class A Investor
          Charge-Offs, if any, by which the principal balance
          of the Class A Certificates exceeds the
          Class A Adjusted Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date..............  $         0.00

       c. The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..................................................  $         0.00

       6. Monthly Servicing Fee.
          ----------------------

       a. The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..................................................  $   267,857.14

                                   92 of 94

       b. The amount of the Interchange monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date................................................. $    446,428.57


       7. Available Cash Collateral Amount.
          ---------------------------------

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution
          Date................................................. $          0.00

       b. The amount available to be withdrawn from
          the Cash Collateral Account as of
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date....................... $          0.00

       c. The amount as computed in 7.b as a
          percentage of the Class A Adjusted Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date .......................................           0.000%

       8. Collateral Invested Amount.
          ---------------------------

       a. The Collateral Invested Amount for the
          current Distribution Date............................ $107,142,857.00

       b. The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the current
          Distribution Date.................................... $107,142,857.00

       9. Total Enhancement.
          ------------------

       a. The total Enhancement for the current
          Distribution Date.................................... $115,714,286.00

       b. The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date................................................. $115,714,286.00

                                   93 of 94

       C. The Pool Factor.
          ----------------

             The Pool Factor (which represents the ratio
             of the Class A Adjusted Invested Amount on
             the last day of the month ending on the Record
             adjusted for Class A Investor Charge-Offs set
             forth in B.5.a. above and for the distributions
             of principal set forth in A.2 above to the
             Class A Initial Invested Amount).
             The amount of Class A Certificateholder's pro rata
             share of the Class A Invested Amount can be
             determined by multiplying the original
             denomination of the holder's Class A
             Certificate by the Pool
             Factor..............................................  100.00000000%

       D. Principal Funding Account.
          --------------------------

          1. The Principal Funding Investment Proceeds
             deposited in the Collection Account for the
             current Distribution Date to be treated as
             Class A Available Funds............................. $        0.00

          2. The Excess Principal Funding Investment
             Proceeds for the current Distribution Date.......... $        0.00

          3. The Principal Funding Account Balance as of
             the end of day on the current Distribution
             Date................................................ $        0.00

          4. The Deficit Controlled Accumulation Amount
             for the preceding Due Period........................ $        0.00

       E. Reserve Account.
          ----------------

          1. The Reserve Draw Amount for the current
             Distribution Date................................... $        0.00

          2. The amount on deposit in the Reserve Account
             as of the end of the day on the current
             Distribution Date (the "Available Reserve
             Account Amount" for the next Distribution Date)..... $        0.00


                          FCC National Bank,
                          Servicer

                          By     /s/ James A. Harwood
                                 ----------------------
                          Title:     Vice President

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